American Century Quantitative Equity Funds, Inc. Statement of Additional Information Supplement AC Alternatives Emerging Opportunities Total Return Fund
Supplement dated August 1, 2018 ■ Statement of Additional Information dated March 1, 2018

The following replaces the first paragraph under AC Alternatives Emerging Opportunities Total Return Fund in the Investment Advisor section on page 36 of the statement of additional information.

AC Alternatives Emerging Opportunities Total Return Fund
The unified management fee for each of the Investor Class, A Class and R Class is 0.98%. The unified management fee for the I Class is 0.88%. The unified management fee for the Y Class and the R5 Class is 0.78%. The unified management fee for the R6 Class is 0.73%. The amount of the fee is calculated daily and paid monthly in arrears.

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